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                                                                 EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos 333-64238, 333-63950, 333-44852, 333-87759, 333-62437,
333-11577, 33-96302,33-81236,33-69350 and 33-44336) and Form S-3 (Nos 333-76544
and 333-32766) of our report dated February 21, 2002, with respect to the consolidated financial statements of Epimmune, Inc. included in the Annual Report on Form 10-K for the year ended December 31, 2001

                                                  ERNST & YOUNG LLP

San Diego, California
March 27, 2002